Exhibit 99.1

Enova Reports First Quarter 2023 Results

  Total revenue increased 25% from the first quarter of 2022 to $483 million
  Strong profitability with diluted earnings per share of $1.56 and adjusted earnings per share of $1.79
  Total company combined loans and finance receivables increased 28% from the end of first quarter of 2022 to $2.8 billion and total company originations increased 2% from the first quarter of 2022 to $1.1 billion
  Continued solid credit performance and outlook with a first quarter net revenue margin of 59%, a sequential decline in the quarterly total consolidated portfolio net charge-offs as a percentage of average combined loan and finance receivables to 8.2% and a sequential increase in the fair value of the consolidated portfolio as a percentage of principal to 111% at March 31
  At March 31, total liquidity, including cash and marketable securities and available capacity on facilities, totaled $905 million
  Repurchased $17 million of common stock under our share repurchase program and purchased and retired $44 million of senior notes during the quarter

CHICAGO, April 25, 2023 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial technology company powered by machine learning and artificial intelligence, today announced financial results for the first quarter ended March 31, 2023.

"We delivered another quarter of solid top- and bottom-line results, with our balanced approach to growth enabling us to successfully navigate the current macroeconomic backdrop," said David Fisher, Enova's CEO. "The powerful combination of our flexible online-only business model, talented team, diversified product offerings and machine learning-powered credit risk management capabilities have enabled us to deliver consistent and differentiated results. We continue to produce industry-leading performance and based on what we are seeing in the current market environment, we continue to expect growth on both our top and bottom line in 2023 compared to 2022."

First Quarter 2023 Summary

  Total revenue of $483 million in the first quarter of 2023 increased 25% from $386 million in the first quarter of 2022.
  Net revenue margin of 59% in the first quarter of 2023 compared to 70% in the first quarter of 2022.
  Net income of $51 million, or $1.56 per diluted share, in the first quarter of 2023 compared to $52 million, or $1.50 per diluted share, in the first quarter of 2022.
  First quarter 2023 adjusted EBITDA, a non-GAAP measure, of $126 million compared to $106 million in the first quarter of 2022.
  Adjusted earnings of $59 million, or $1.79 per diluted share, both non-GAAP measures, in the first quarter of 2023 compared to adjusted earnings of $58 million, or $1.67 per diluted share, in the first quarter of 2022.

"Our financial results this quarter demonstrate that our balanced approach to growth is working with strong year-over-year revenue growth, solid credit, efficient marketing and thoughtful expense management driving strong profitability," said Steve Cunningham, CFO of Enova. "Our solid balance sheet and ample liquidity provide us the flexibility to successfully navigate a range of operating environments while allowing us to deliver on our commitment to driving long-term shareholder value through continued investments in our business as well as share repurchases and open market purchases and retirement of our senior notes."

For information regarding the non-GAAP financial measures discussed in this release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Conference Call

Enova will host a conference call to discuss its first quarter 2023 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, April 25th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until May 2, 2023, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 7326429.

About Enova

Enova International (NYSE: ENVA) is a leading financial services company with powerful online lending that serves small businesses and consumers who are underserved by traditional banks. Through its world-class analytics and machine learning algorithms, Enova has provided more than 8 million customers with over $49 billion in loans and financing. You can learn more about the company and its portfolio of businesses at www.enova.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles, or GAAP, Enova provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables
The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures
In addition to reporting financial results in accordance with GAAP, Enova has provided adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as the Adjusted Earnings Measures, to assess operating performance and that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments shown below are useful to investors in order to allow them to compare Enova's financial results during the periods shown without the effect of each of these expense items.

Adjusted EBITDA Measures
In addition to reporting financial results in accordance with GAAP, Enova has provided Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes and stock-based compensation. In addition, management believes that the adjustments for other nonoperating expenses and equity method investment income shown below are useful to investors in order to allow them to compare our financial results during the periods shown without the effect of the expense items. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management believes Adjusted EBITDA Measures are used by investors to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) (Unaudited)

	March 31,		December 31,
	2023	2022	2022
Assets
Cash and cash equivalents	$97,680	$131,692	$100,165
Restricted cash	190,713	96,150	78,235
Loans and finance receivables at fair value	3,003,366	2,231,884	3,018,528
Income taxes receivable	37,884	56,572	43,741
Other receivables and prepaid expenses	55,478	60,151	66,267
Property and equipment, net	95,413	81,031	93,228
Operating lease right-of-use assets	12,398	22,507	19,347
Goodwill	279,275	279,275	279,275
Intangible assets, net	25,046	33,431	27,390
Other assets	49,739	54,451	54,713
Total assets	$3,846,992	$3,047,144	$3,780,889
Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$177,869	$136,944	$198,320
Operating lease liabilities	25,695	39,085	33,595
Deferred tax liabilities, net	108,294	96,414	104,169
Long-term debt	2,314,381	1,696,751	2,258,660
Total liabilities	2,626,239	1,969,194	2,594,744
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 44,917,916, 44,057,935 and 44,326,999 shares issued and 31,334,875, 32,830,838 and 31,220,928 outstanding as of March 31, 2023 and 2022 and December 31, 2022, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	258,806	233,437	251,878
Retained earnings	1,364,108	1,158,204	1,313,185
Accumulated other comprehensive loss	(7,337)	(5,074)	(5,990)
Treasury stock, at cost (13,583,041, 11,227,097 and 13,106,071 shares as of March 31, 2023 and 2022 and December 31, 2022, respectively)	(394,824)	(308,617)	(372,928)
Total stockholders' equity	1,220,753	1,077,950	1,186,145
Total liabilities and stockholders' equity	$3,846,992	$3,047,144	$3,780,889

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) (Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$483,256	$385,731
Change in Fair Value	(197,366)	(117,042)
Net Revenue	285,890	268,689
Operating Expenses
Marketing	79,755	93,171
Operations and technology	49,169	40,730
General and administrative	37,158	34,528
Depreciation and amortization	10,540	9,514
Total Operating Expenses	176,622	177,943
Income from Operations	109,268	90,746
Interest expense, net	(43,321)	(22,483)
Foreign currency transaction loss	(171)	(314)
Equity method investment (loss) income	(6)	328
Other nonoperating expenses	(133)	—
Income before Income Taxes	65,637	68,277
Provision for income taxes	14,714	15,834
Net income	$50,923	$52,443
Earnings Per Share:
Earnings per common share:
Basic	$1.62	$1.57
Diluted	$1.56	$1.50
Weighted average common shares outstanding:
Basic	31,341	33,374
Diluted	32,711	34,882

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (dollars in thousands) (Unaudited)

	Three Months Ended March 31,
	2023	2022
Total cash flows provided by operating activities	$282,016	$153,539
Cash flows from investing activities
Loans and finance receivables	(195,051)	(376,377)
Capitalization of software development costs and purchases of fixed assets	(10,378)	(10,118)
Total cash flows used in investing activities	(205,429)	(386,495)
Cash flows provided by financing activities	33,555	234,529
Effect of exchange rates on cash, cash equivalents and restricted cash	(149)	386
Net increase in cash, cash equivalents and restricted cash	109,993	1,959
Cash, cash equivalents and restricted cash at beginning of year	178,400	225,883
Cash, cash equivalents and restricted cash at end of period	$288,393	$227,842

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA (dollars in thousands)
The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended March 31, 2023 and 2022.

Three Months Ended March 31,	2023	2022	Change
Ending combined loan and finance receivable principal balance:
Company owned	$2,700,060	$2,099,046	$601,014
Guaranteed by the Company(a)	10,549	10,027	522
Total combined loan and finance receivable principal balance(b)	$2,710,609	$2,109,073	$601,536
Ending combined loan and finance receivable fair value balance:
Company owned	$3,003,366	$2,231,884	$771,482
Guaranteed by the Company(a)	13,901	14,433	(532)
Ending combined loan and finance receivable fair value balance(b)	$3,017,267	$2,246,317	$770,950
Fair value as a % of principal(c)	111.3%	106.5%	4.8%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$2,785,235	$2,169,140	$616,095
Guaranteed by the Company(a)	12,841	11,858	983
Ending combined loan and finance receivable balance(b)	$2,798,076	$2,180,998	$617,078
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$2,825,649	$2,075,717	$749,932
Guaranteed by the Company(a)(d)	14,206	12,960	1,246
Average combined loan and finance receivable balance(a)(d)	$2,839,855	$2,088,677	$751,178

Revenue	$475,467	$381,141	$94,326
Change in fair value	(195,055)	(115,629)	(79,426)
Net revenue	280,412	265,512	14,900
Net revenue margin	59.0%	69.7%	(10.7)%

Delinquencies:
>30 days delinquent	$198,011	$113,798	$84,213
>30 days delinquent as a % of loan and finance receivable balance(c)	7.1%	5.2%	1.9%

Charge-offs:
Charge-offs (net of recoveries)	$232,487	$158,084	$74,403
Charge-offs (net of recoveries) as a % of average loan and finance receivable balance(d)	8.2%	7.6%	0.6%

(a)	Represents loans originated by a third-party lender through the CSO program, which are not included in our consolidated balance sheets.
(b)	Non-GAAP measure.
(c)	Determined using period-end balances.
(d)	The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended
	March 31,
	2023	2022
Net income	$50,923	$52,443
Adjustments:
Lease termination and cease-use costs(a)	1,698	—
Equity method investment loss	6	—
Other nonoperating expenses(b)	133	—
Intangible asset amortization	2,344	2,013
Stock-based compensation expense	5,969	5,367
Foreign currency transaction loss	171	314
Cumulative tax effect of adjustments	(2,571)	(1,927)

Adjusted earnings	$58,673	$58,210

Diluted earnings per share	$1.56	$1.50

Adjusted earnings per share	$1.79	$1.67

Adjusted EBITDA
	Three Months Ended
	March 31,
	2023	2022
Net income	$50,923	$52,443
Depreciation and amortization expenses	10,540	9,514
Interest expense, net	43,321	22,483
Foreign currency transaction loss	171	314
Provision for income taxes	14,714	15,834
Stock-based compensation expense	5,969	5,367
Adjustments:
Equity method investment loss (income)	6	(328)
Other nonoperating expenses(b)	133	—

Adjusted EBITDA	$125,777	$105,627

Adjusted EBITDA margin calculated as follows:
Total Revenue	$483,256	$385,731
Adjusted EBITDA	125,777	105,627
Adjusted EBITDA as a percentage of total revenue	26.0%	27.4%

(a)	In the first quarter of 2023, the Company recorded a loss of $1.7 million ($1.3 million net of tax) related to the exit of leased office space.
(b)	In the first quarter of 2023, the Company recorded other nonoperating expense of $133 thousand ($100 thousand net of tax) related to the repurchase of senior notes.

CONTACT: Public Relations Contact: Erin Yeager, Email: media@enova.com, or Investor Relations Contact: Lindsay Savarese, Office: (212) 331-8417, Email: IR@enova.com, or Cassidy Fuller, Office: (415) 217-4168, Email: IR@enova.com